EXHIBIT 4.2


               Bylaws of Monocacy Bancshares, Inc.
        (Incorporated by reference to Exhibit 3(ii) to the Company's Registration Statement No. 333-30629 on
        Form S-8, filed with the Commission on July 2, 1997.